                                                                    Exhibit 99.1

                       WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.

MAY 16 2001 THRU JUNE 15 2001
DISTRIBUTION DATE: 06/15/01

Statement for Class A and Class B Noteholders Pursuant                                             Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                       Note Amount
                                                                                                   ----------------------
(i) Principal Distribution
          Class A-1 Amount                                                        31,041,270.92                 0.0002
          Class A-2 Amount                                                                 0.00                 0.0000
          Class A-3 Amount                                                                 0.00                 0.0000
          Class A-4 Amount                                                                 0.00                 0.0000
          Class B Amount                                                                   0.00                 0.0000
          Class C Amount                                                                   0.00                 0.0000
(ii) Interest Distribution
          Class A-1 Amount                                                           641,441.67                 0.0000
          Class A-2 Amount                                                           818,243.06                 0.0000
          Class A-3 Amount                                                           784,160.00                 0.0000
          Class A-4 Amount                                                           275,803.78                 0.0000
          Class B Amount                                                              73,821.30                 0.0000
          Class C Amount                                                              49,622.22                 0.0000

(iii) Basic Servicing Fee                                                            622,162.10                 0.0000
(iv) Aggregate Receivables (end of preceding collection period)                  746,594,523.87

(v) Class A-1 Note Balance (end of Collection Period)                            159,958,729.08
    Class A-1 Pool Factor (end of Collection Period)                                  0.8374803
    Class A-2 Note Balance (end of Collection Period)                            239,000,000.00
    Class A-2 Pool Factor (end of Collection Period)                                  1.0000000
    Class A-3 Note Balance (end of Collection Period)                            208,000,000.00
    Class A-3 Pool Factor (end of Collection Period)                                  1.0000000
    Class A-4 Note Balance (end of Collection Period)                             67,530,000.00
    Class A-4 Pool Factor (end of Collection Period)                                  1.0000000
    Class B Note Balance (end of Collection Period)                               18,664,000.00
    Class B Pool Factor (end of Collection Period)                                         1.00
    Class C Note Balance (end of Collection Period)                               11,200,000.00
    Class C Pool Factor (end of Collection Period)                                         1.00
                                                                            -------------------
    Total Pool Balance (end of Collection Period)                                715,553,252.95

(vi) Noteholders Interest Carryover Shortfall                                              0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased by the Sellers
      or purchased by Servicers                                                      559,770.92

(viii) Demand Note Balance                                                         5,599,458.93
(ix) Gross Loss Ratio                                                                      0.00%
(x) Remaining Receivables Percentage                                                      99.92%

                       WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.

JUNE 16 2001 THRU JULY 16 2001
DISTRIBUTION DATE: 07/16/01

Statement for Class A and Class B Noteholders Pursuant                                                  Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                           Note Amount
                                                                                                        ----------------------
(i) Principal Distribution
          Class A-1 Amount                                                        31,483,331.20                 0.0002
          Class A-2 Amount                                                                 0.00                 0.0000
          Class A-3 Amount                                                                 0.00                 0.0000
          Class A-4 Amount                                                                 0.00                 0.0000
          Class B Amount                                                                   0.00                 0.0000
          Class C Amount                                                                   0.00                 0.0000
(ii) Interest Distribution
          Class A-1 Amount                                                           555,101.22                 0.0000
          Class A-2 Amount                                                           846,458.33                 0.0000
          Class A-3 Amount                                                           811,200.00                 0.0000
          Class A-4 Amount                                                           285,314.25                 0.0000
          Class B Amount                                                              76,366.87                 0.0000
          Class C Amount                                                              51,333.33                 0.0000

(iii) Basic Servicing Fee                                                            596,294.38                 0.0000
(iv) Aggregate Receivables (end of preceding collection period)                  715,553,252.95

(v) Class A-1 Note Balance (end of Collection Period)                            128,475,397.88
       Class A-1 Pool Factor (end of Collection Period)                               0.6726461
       Class A-2 Note Balance (end of Collection Period)                         239,000,000.00
       Class A-2 Pool Factor (end of Collection Period)                               1.0000000
       Class A-3 Note Balance (end of Collection Period)                         208,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                               1.0000000
       Class A-4 Note Balance (end of Collection Period)                          67,530,000.00
       Class A-4 Pool Factor (end of Collection Period)                               1.0000000
       Class B Note Balance (end of Collection Period)                            18,664,000.00
       Class B Pool Factor (end of Collection Period)                                      1.00
       Class C Note Balance (end of Collection Period)                            11,200,000.00
       Class C Pool Factor (end of Collection Period)                                      1.00
                                                                            -------------------
       Total Pool Balance (end of Collection Period)                             684,069,921.75

(vi) Noteholders Interest Carryover Shortfall                                              0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased by the Sellers
      or purchased by Servicers                                                       74,649.66

(viii) Demand Note Balance                                                         5,599,458.93
(ix) Gross Loss Ratio                                                                      0.02%
(x) Remaining Receivables Percentage                                                      99.91%

                      WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.


JULY 17 2001 THRU AUGUST 15 2001
DISTRIBUTION DATE: 08/15/01

Statement for Class A and Class B Noteholders
Pursuant to Section 4.7 of the Sale and                                         Per $1,000 of Original
Servicing Agreement                                                                  Note Amount
                                                                                ----------------------

(i) Principal Distribution
          Class A-1 Amount                                               32,696,112.91              0.0002
          Class A-2 Amount                                                        0.00              0.0000
          Class A-3 Amount                                                        0.00              0.0000
          Class A-4 Amount                                                        0.00              0.0000
          Class B Amount                                                          0.00              0.0000
          Class C Amount                                                          0.00              0.0000

(ii) Interest Distribution
          Class A-1 Amount                                                  417,081.10              0.0000
          Class A-2 Amount                                                  790,027.78              0.0000
          Class A-3 Amount                                                  757,120.00              0.0000
          Class A-4 Amount                                                  266,293.30              0.0000
          Class B Amount                                                     71,275.74              0.0000
          Class C Amount                                                     47,911.11              0.0000

(iii) Basic Servicing Fee                                                   570,058.27              0.0000

(iv) Aggregate Receivables (end of preceding collection period)         684,069,921.75

(v) Class A-1 Note Balance (end of Collection Period)                    95,779,284.97
    Class A-1 Pool Factor (end of Collection Period)                         0.5014622
    Class A-2 Note Balance (end of Collection Period)                   239,000,000.00
    Class A-2 Pool Factor (end of Collection Period)                         1.0000000
    Class A-3 Note Balance (end of Collection Period)                   208,000,000.00
    Class A-3 Pool Factor (end of Collection Period)                         1.0000000
    Class A-4 Note Balance (end of Collection Period)                    67,530,000.00
    Class A-4 Pool Factor (end of Collection Period)                         1.0000000
    Class B Note Balance (end of Collection Period)                      18,664,000.00
    Class B Pool Factor (end of Collection Period)                                1.00
    Class C Note Balance (end of Collection Period)                      11,200,000.00
    Class C Pool Factor (end of Collection Period)                                1.00
                                                                        --------------
    Total Pool Balance (end of Collection Period)                       651,373,808.84

(vi) Noteholders Interest Carryover Shortfall                                     0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased
      by the Sellers or purchased by Servicers                                    0.00

(viii) Demand Note Balance                                                5,599,458.93
(ix) Gross Loss Ratio                                                            0.03%
(x) Remaining Receivables Percentage                                            99.88%

                       WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.

AUGUST 15 2001 THRU SEPTEMBER 16 2001
DISTRIBUTION DATE: 09/17/01

Statement for Class A and Class B Noteholders Pursuant                                                  Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                           Note Amount
                                                                                                        ----------------------
(i) Principal Distribution
          Class A-1 Amount                                                        32,049,005.91                 0.0002
          Class A-2 Amount                                                                 0.00                 0.0000
          Class A-3 Amount                                                                 0.00                 0.0000
          Class A-4 Amount                                                                 0.00                 0.0000
          Class B Amount                                                                   0.00                 0.0000
          Class C Amount                                                                   0.00                 0.0000
(ii) Interest Distribution
          Class A-1 Amount                                                           371,731.13                 0.0000
          Class A-2 Amount                                                           846,458.33                 0.0000
          Class A-3 Amount                                                           811,200.00                 0.0000
          Class A-4 Amount                                                           285,314.25                 0.0000
          Class B Amount                                                              76,366.87                 0.0000
          Class C Amount                                                              51,333.33                 0.0000

(iii) Basic Servicing Fee                                                            542,811.51                 0.0000
(iv) Aggregate Receivables (end of preceding collection period)                  651,373,808.84

(v) Class A-1 Note Balance (end of Collection Period)                             63,730,279.06
       Class A-1 Pool Factor (end of Collection Period)                               0.3336664
       Class A-2 Note Balance (end of Collection Period)                         239,000,000.00
       Class A-2 Pool Factor (end of Collection Period)                               1.0000000
       Class A-3 Note Balance (end of Collection Period)                         208,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                               1.0000000
       Class A-4 Note Balance (end of Collection Period)                          67,530,000.00
       Class A-4 Pool Factor (end of Collection Period)                               1.0000000
       Class B Note Balance (end of Collection Period)                            18,664,000.00
       Class B Pool Factor (end of Collection Period)                                      1.00
       Class C Note Balance (end of Collection Period)                            11,200,000.00
       Class C Pool Factor (end of Collection Period)                                      1.00
                                                                            -------------------
       Total Pool Balance (end of Collection Period)                             619,324,802.93

(vi) Noteholders Interest Carryover Shortfall                                              0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased by the Sellers
      or purchased by Servicers                                                            0.00

(viii) Demand Note Balance                                                         5,599,458.93
(ix) Gross Loss Ratio                                                                      0.09%
(x) Remaining Receivables Percentage                                                      90.70%

                       WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.

SEPTEMBER 17 2001 THRU OCTOBER 14 2001
DISTRIBUTION DATE: 10/15/01

Statement for Class A and Class B Noteholders Pursuant                                                  Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                          Note Amount
                                                                                                        ----------------------
(i) Principal Distribution
          Class A-1 Amount                                                        26,783,517.35                 0.0001
          Class A-2 Amount                                                                 0.00                 0.0000
          Class A-3 Amount                                                                 0.00                 0.0000
          Class A-4 Amount                                                                 0.00                 0.0000
          Class B Amount                                                                   0.00                 0.0000
          Class C Amount                                                                   0.00                 0.0000
(ii) Interest Distribution
          Class A-1 Amount                                                           199,759.02                 0.0000
          Class A-2 Amount                                                           846,458.33                 0.0000
          Class A-3 Amount                                                           811,200.00                 0.0000
          Class A-4 Amount                                                           285,314.25                 0.0000
          Class B Amount                                                              76,366.87                 0.0000
          Class C Amount                                                              51,333.33                 0.0000

(iii) Basic Servicing Fee                                                            516,104.00                 0.0000
(iv) Aggregate Receivables (end of preceding collection period)                  619,324,802.93

(v) Class A-1 Note Balance (end of Collection Period)                             36,946,761.71
    Class A-1 Pool Factor (end of Collection Period)                                  0.1934385
    Class A-2 Note Balance (end of Collection Period)                            239,000,000.00
    Class A-2 Pool Factor (end of Collection Period)                                  1.0000000
    Class A-3 Note Balance (end of Collection Period)                            208,000,000.00
    Class A-3 Pool Factor (end of Collection Period)                                  1.0000000
    Class A-4 Note Balance (end of Collection Period)                             67,530,000.00
    Class A-4 Pool Factor (end of Collection Period)                                  1.0000000
    Class B Note Balance (end of Collection Period)                               18,664,000.00
    Class B Pool Factor (end of Collection Period)                                         1.00
    Class C Note Balance (end of Collection Period)                               11,200,000.00
    Class C Pool Factor (end of Collection Period)                                         1.00
                                                                            -------------------
    Total Pool Balance (end of Collection Period)                                592,541,285.58

(vi) Noteholders Interest Carryover Shortfall                                              0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased by the Sellers
      or purchased by Servicers                                                            0.00

(viii) Demand Note Balance                                                         5,599,458.93
(ix) Gross Loss Ratio                                                                      0.15%
(x) Remaining Receivables Percentage                                                      88.60%

                      WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.


OCTOBER 15 2001 THRU NOVEMBER 14 2001
DISTRIBUTION DATE: 11/15/01

Statement for Class A and Class B Noteholders
Pursuant to Section 4.7 of the Sale and                                         Per $1,000 of Original
Servicing Agreement                                                                  Note Amount
                                                                                ----------------------

(i) Principal Distribution
          Class A-1 Amount                                               34,636,319.18              0.0002
          Class A-2 Amount                                                        0.00              0.0000
          Class A-3 Amount                                                        0.00              0.0000
          Class A-4 Amount                                                        0.00              0.0000
          Class B Amount                                                          0.00              0.0000
          Class C Amount                                                          0.00              0.0000

(ii) Interest Distribution
          Class A-1 Amount                                                  128,215.53              0.0000
          Class A-2 Amount                                                  846,458.33              0.0000
          Class A-3 Amount                                                  811,200.00              0.0000
          Class A-4 Amount                                                  285,314.25              0.0000
          Class B Amount                                                     76,366.87              0.0000
          Class C Amount                                                     51,333.33              0.0000

(iii) Basic Servicing Fee                                                   493,784.40              0.0000

(iv) Aggregate Receivables (end of preceding collection period)         592,541,285.58

(v) Class A-1 Note Balance (end of Collection Period)                     2,310,442.53
    Class A-1 Pool Factor (end of Collection Period)                         0.0120966
    Class A-2 Note Balance (end of Collection Period)                   239,000,000.00
    Class A-2 Pool Factor (end of Collection Period)                         1.0000000
    Class A-3 Note Balance (end of Collection Period)                   208,000,000.00
    Class A-3 Pool Factor (end of Collection Period)                         1.0000000
    Class A-4 Note Balance (end of Collection Period)                    67,530,000.00
    Class A-4 Pool Factor (end of Collection Period)                         1.0000000
    Class B Note Balance (end of Collection Period)                      18,664,000.00
    Class B Pool Factor (end of Collection Period)                                1.00
    Class C Note Balance (end of Collection Period)                      11,200,000.00
    Class C Pool Factor (end of Collection Period)                                1.00
                                                                        --------------
    Total Pool Balance (end of Collection Period)                       557,904,966.40

(vi) Noteholders Interest Carryover Shortfall                                     0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased
      by the Sellers or purchased by Servicers                                    0.00

(viii) Demand Note Balance                                                5,599,458.93
(ix) Gross Loss Ratio                                                            0.24%
(x) Remaining Receivables Percentage                                            85.63%

                       WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.

NOVEMBER 15 2001 THRU DECEMBER 16 2001
DISTRIBUTION DATE: 12/17/01

Statement for Class A and Class B Noteholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                          Note Amount
                                                                                                       ----------------------
(i) Principal Distribution
          Class A-1 Amount                                                         2,310,442.53                 0.0000
          Class A-2 Amount                                                        26,330,307.23                 0.0001
          Class A-3 Amount                                                                 0.00                 0.0000
          Class A-4 Amount                                                                 0.00                 0.0000
          Class B Amount                                                             955,020.59                 0.0001
          Class C Amount                                                             573,182.95                 0.0001
(ii)  Interest Distribution
          Class A-1 Amount                                                             8,276.52                 0.0000
          Class A-2 Amount                                                           846,458.33                 0.0000
          Class A-3 Amount                                                           811,200.00                 0.0000
          Class A-4 Amount                                                           285,314.25                 0.0000
          Class B Amount                                                              76,366.87                 0.0000
          Class C Amount                                                              51,333.33                 0.0000

(iii) Basic Servicing Fee                                                            464,920.81                 0.0000
(iv) Aggregate Receivables (end of preceding collection period)                  557,904,966.40

(v) Class A-1 Note Balance (end of Collection Period)                                      0.00
       Class A-1 Pool Factor (end of Collection Period)                               0.0000000
       Class A-2 Note Balance (end of Collection Period)                         212,669,692.77
       Class A-2 Pool Factor (end of Collection Period)                               0.8898314
       Class A-3 Note Balance (end of Collection Period)                         208,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                               1.0000000
       Class A-4 Note Balance (end of Collection Period)                          67,530,000.00
       Class A-4 Pool Factor (end of Collection Period)                               1.0000000
       Class B Note Balance (end of Collection Period)                            17,708,979.41
       Class B Pool Factor (end of Collection Period)                                      0.95
       Class C Note Balance (end of Collection Period)                            10,626,817.05
       Class C Pool Factor (end of Collection Period)                                      0.95
                                                                            -------------------
       Total Pool Balance (end of Collection Period)                             527,162,830.16

(vi) Noteholders Interest Carryover Shortfall                                              0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased by the Sellers
      or purchased by Servicers                                                            0.00

(viii) Demand Note Balance                                                         5,599,458.93
(ix) Gross Loss Ratio                                                                      0.34%
(x) Remaining Receivables Percentage                                                      82.83%

                       WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.

DECEMBER 17 2001 THRU JANUARY 14 2002
DISTRIBUTION DATE: 01/15/02

Statement for Class A and Class B Noteholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                          Note Amount
                                                                                                       ----------------------
(i) Principal Distribution
          Class A-1 Amount                                                                 0.00                 0.0000
          Class A-2 Amount                                                        25,607,043.00                 0.0001
          Class A-3 Amount                                                                 0.00                 0.0000
          Class A-4 Amount                                                                 0.00                 0.0000
          Class B Amount                                                             928,787.24                 0.0000
          Class C Amount                                                             557,438.25                 0.0000
(ii) Interest Distribution
          Class A-1 Amount                                                                 0.00                 0.0000
          Class A-2 Amount                                                           753,205.16                 0.0000
          Class A-3 Amount                                                           811,200.00                 0.0000
          Class A-4 Amount                                                           285,314.25                 0.0000
          Class B Amount                                                              72,459.24                 0.0000
          Class C Amount                                                              48,706.24                 0.0000

(iii) Basic Servicing Fee                                                            439,302.36                 0.0000
(iv) Aggregate Receivables (end of preceding collection period)                  527,162,830.16

(v) Class A-1 Note Balance (end of Collection Period)                                      0.00
    Class A-1 Pool Factor (end of Collection Period)                                  0.0000000
    Class A-2 Note Balance (end of Collection Period)                            187,062,649.77
    Class A-2 Pool Factor (end of Collection Period)                                  0.7826889
    Class A-3 Note Balance (end of Collection Period)                            208,000,000.00
    Class A-3 Pool Factor (end of Collection Period)                                  1.0000000
    Class A-4 Note Balance (end of Collection Period)                             67,530,000.00
    Class A-4 Pool Factor (end of Collection Period)                                  1.0000000
    Class B Note Balance (end of Collection Period)                               16,780,192.17
    Class B Pool Factor (end of Collection Period)                                         0.90
    Class C Note Balance (end of Collection Period)                               10,069,378.80
    Class C Pool Factor (end of Collection Period)                                         0.90
                                                                            -------------------
    Total Pool Balance (end of Collection Period)                                499,512,123.42

(vi) Noteholders Interest Carryover Shortfall                                              0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased by the Sellers
      or purchased by Servicers                                                            0.00

(viii) Demand Note Balance                                                         5,599,458.93
(ix) Gross Loss Ratio                                                                      0.40%
(x) Remaining Receivables Percentage                                                      80.48%

                       WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.

JANUARY 15 2002 THRU FEBRUARY 14 2002
DISTRIBUTION DATE: 02/15/02

Statement for Class A and Class B Noteholders Pursuant                                                  Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                            Note Amount
                                                                                                        ----------------------
(i) Principal Distribution
          Class A-1 Amount                                                                 0.00                 0.0000
          Class A-2 Amount                                                        26,084,246.67                 0.0001
          Class A-3 Amount                                                                 0.00                 0.0000
          Class A-4 Amount                                                                 0.00                 0.0000
          Class B Amount                                                             946,095.79                 0.0001
          Class C Amount                                                             567,826.47                 0.0001
(ii) Interest Distribution
          Class A-1 Amount                                                                 0.00                 0.0000
          Class A-2 Amount                                                           662,513.55                 0.0000
          Class A-3 Amount                                                           811,200.00                 0.0000
          Class A-4 Amount                                                           285,314.25                 0.0000
          Class B Amount                                                              68,658.95                 0.0000
          Class C Amount                                                              46,151.32                 0.0000

(iii) Basic Servicing Fee                                                            416,260.10                 0.0000
(iv) Aggregate Receivables (end of preceding collection period)                  499,512,123.42

(v) Class A-1 Note Balance (end of Collection Period)                                      0.00
       Class A-1 Pool Factor (end of Collection Period)                               0.0000000
       Class A-2 Note Balance (end of Collection Period)                         160,978,403.10
       Class A-2 Pool Factor (end of Collection Period)                               0.6735498
       Class A-3 Note Balance (end of Collection Period)                         208,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                               1.0000000
       Class A-4 Note Balance (end of Collection Period)                          67,530,000.00
       Class A-4 Pool Factor (end of Collection Period)                               1.0000000
       Class B Note Balance (end of Collection Period)                            15,834,096.38
       Class B Pool Factor (end of Collection Period)                                      0.85
       Class C Note Balance (end of Collection Period)                             9,501,552.33
       Class C Pool Factor (end of Collection Period)                                      0.85
                                                                            -------------------
       Total Pool Balance (end of Collection Period)                             471,346,128.03

(vi) Noteholders Interest Carryover Shortfall                                              0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased by the Sellers
      or purchased by Servicers                                                            0.00

(viii) Demand Note Balance                                                         5,599,458.93
(ix) Gross Loss Ratio                                                                      0.47%
(x) Remaining Receivables Percentage                                                      77.87%

                       WELLS FARGO AUTO OWNER TRUST 2001-A
                        MONTHLY STATEMENT TO NOTEHOLDERS
                        SERVICER: WELLS FARGO BANK, N.A.

FEBRUARY 15 2002 THRU MARCH 14 2002
DISTRIBUTION DATE: 03/15/02

Statement for Class A and Class B Noteholders Pursuant                                                  Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                           Note Amount
                                                                                                        ----------------------
(i) Principal Distribution
          Class A-1 Amount                                                                 0.00                 0.0000
          Class A-2 Amount                                                        23,143,315.14                96.8340
          Class A-3 Amount                                                                 0.00                 0.0000
          Class A-4 Amount                                                                 0.00                 0.0000
          Class B Amount                                                             839,425.93                44.9757
          Class C Amount                                                             503,805.50                44.9826
(ii) Interest Distribution
          Class A-1 Amount                                                                 0.00                 0.0000
          Class A-2 Amount                                                           570,131.84                 2.3855
          Class A-3 Amount                                                           811,200.00                 3.9000
          Class A-4 Amount                                                           285,314.25                 4.2250
          Class B Amount                                                              64,787.84                 3.4713
          Class C Amount                                                              43,548.78                 3.8883

(iii) Basic Servicing Fee                                                            392,788.44                 0.5261
(iv) Aggregate Receivables (end of preceding collection period)                  471,346,128.03

(v) Class A-1 Note Balance (end of Collection Period)                                      0.00
    Class A-1 Pool Factor (end of Collection Period)                                  0.0000000
    Class A-2 Note Balance (end of Collection Period)                            137,835,087.96
    Class A-2 Pool Factor (end of Collection Period)                                  0.5767158
    Class A-3 Note Balance (end of Collection Period)                            208,000,000.00
    Class A-3 Pool Factor (end of Collection Period)                                  1.0000000
    Class A-4 Note Balance (end of Collection Period)                             67,530,000.00
    Class A-4 Pool Factor (end of Collection Period)                                  1.0000000
    Class B Note Balance (end of Collection Period)                               14,994,670.45
    Class B Pool Factor (end of Collection Period)                                         0.80
    Class C Note Balance (end of Collection Period)                                8,997,746.83
    Class C Pool Factor (end of Collection Period)                                         0.80
                                                                            -------------------
    Total Pool Balance (end of Collection Period)                                446,355,775.97

(vi) Noteholders Interest Carryover Shortfall                                              0.00
(vii) Aggregate Purchase Amount of Receivables Repurchased by the Sellers
      or purchased by Servicers                                                            0.00

(viii) Demand Note Balance                                                         5,599,458.93
(ix) Gross Loss Ratio                                                                      0.52%
(x) Remaining Receivables Percentage                                                      75.59%